                                                                 EXHIBIT 24

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ JOHN C. CANEPA
                                  John C. Canepa

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ ARTHUR E. HALL
                                  Arthur E. Hall

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ RICHARD A. KAYNE
                                  Richard A. Kayne

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ LARRY J. ORANGE
                                  Larry J. Orange

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ JOSEPH A. PARINI
                                  Joseph A. Parini

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ ROBERT M. RAIVES
                                  Robert M. Raives

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ MICHAEL B. TARGOFF
                                  Michael B. Targoff

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ F. ROBERT WOUDSTRA
                                  F. Robert Woudstra

                         LIMITED POWER OF ATTORNEY


    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Foremost Corporation of America, does hereby appoint RICHARD L. ANTONINI, F. ROBERT WOUDSTRA, and PAUL D. YARED, or any of them, his attorneys or attorney to execute in his name a Registration Statement of Foremost Corporation of America on Form S-8 for the Executive Stock Purchase Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  September 16, 1998        /S/ R. L. ANTONINI
                                  R. L. Antonini